Dreyfus
Municipal Reserves

Annual Report


October 31, 1995

Dreyfus Municipal Reserves
----------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

        We are pleased to provide you with a review of the economic environment as well as performance information for Dreyfus Municipal Reserves for the 12-month period ended October 31, 1995. As you may know, effective June 9, 1995, your Fund changed its name from Dreyfus/Laurel Tax-Exempt Money Market Fund to Dreyfus Municipal Reserves. In addition, as of June 9, 1995, your Fund may invest without limitation in municipal obligations the interest from which may be subject to the Federal Alternative Minimum Tax.

ECONOMIC REVIEW
The Economy Reaccelerates Modestly

        After slowing down somewhat during the first six months of the Fund's recent fiscal period, the U.S. economy began to pick up its pace once again. Lower interest rates rekindled demand in such credit-sensitive sectors as autos and houses. Meanwhile, many companies stopped cutting production. However, investors should take note of several limiting factors which are now pointing to an economic expansion that will be muted rather than robust and continued low inflation.

        First of all, certain foreign economies, especially Mexico and Japan, are still struggling. This economic lethargy, along with the rebounding dollar, should continue to restrain U.S. export growth. Second, since household spending rose faster than income over the year, it is likely that consumers will stop spending and start saving again. Higher home sales will probably stimulate housing-related retail sales, but spending for other discretionary items could easily soften. Finally, capital spending, the lead sector of the U.S. economy, has been stagnant as lack of pricing power trims business profits and cash while making it more difficult to justify additional expansion plans. In addition, the economies of California and the heavily populated Northeast region are lagging far behind the rest of the nation, so the overall economy is actually not firing on all cylinders. All of these factors point toward more moderate economic growth going forward, which should help keep inflation at bay.

Inflation Slows More Than Expected

        By early October 1995, inflation had dropped to approximately 21/2%, a more dramatic slowdown than many analysts had expected. This deceleration allayed fears that the economy was operating close to full capacity, a situation which could have begun to stimulate inflation. At the same time, long-term disinflationary forces have continued to stymie the ability of businesses to raise prices on their goods and services.

        This scenario of relatively stable economic growth and low inflation could set the stage for the Federal Reserve Board to lower interest rates again. A key interest rate, the Federal Funds rate, is currently more than 3% above the underlying inflation rate. Thus, monetary policy is still restrictive by historical standards and the Fed could easily defend another easing step. However, we believe the Fed will wait for more economic data along with a resolution of the Federal budget before determining if, when, and how much to ease rates.

Market Outlook

        As short-term interest rates have fallen in recent months, so have yields on money market securities and mutual funds. In terms of supply and demand, interest-rate uncertainty kept supplies of new money market securities fairly light during the recent period as issuers awaited the next move by the Federal Reserve Board. At the same time, demand stayed fairly steady as investors continued to recognize the importance of money market instruments in a balanced investment portfolio.

Muni Money Market Yields Stay Relatively Strong

        While yields on money market instruments have trended downward along with interest rates in recent months, these investments still represent a good value for today's conservative, quality-conscious investor. In fact, for investors in moderate to higher tax brackets, tax exempt money market securities currently offer an attractive yield advantage over comparable taxable issues. Paradoxically, tax exempt securities are benefiting from the perceived threat of the flat-tax proposals now before Congress. While these proposals could affect their future tax-advantaged status, the near-term effect has been a runup of tax exempt yields. We will be watching Congressional movements carefully over the next several months. However, we do not expect any changes until after the 1996 Presidential election. In the meantime, Fund managers will seek to take advantage of buying opportunities created by the market's uncertainty in seeking to continue providing shareholders with high quality investments and solid tax-free returns.

PORTFOLIO OVERVIEW

        During the annual period ended October 31, 1995, Dreyfus Municipal Reserves continued to provide shareholders with a steady stream of tax exempt income*, along with its hallmarks of high quality and a stable $1 share price. For the 12 months ended October 31, 1995, the Fund's yield was 3.23% for Investor shares. Reinvesting the Fund's dividends and calculating the effect of compounding resulted in an effective yield of 3.28%.** For taxpayers in the highest Federal tax bracket of 39.60%, a comparable taxable investment would have had to yield 5.35% and 5.43%, respectively, in order to equal these returns. The Fund's yield for Class R shares during the same period was 3.43%, with an effective yield of 3.48%.**For taxpayers in the highest Federal tax bracket of 39.60%, a comparable taxable investment would have had to yield 5.68% and 5.76%, respectively, in order to equal these returns.

        Several strategic moves enabled the Fund to deliver this performance. First, we took advantage of some good values to lock in higher yields for the Fund by extending the portfolio's average maturity from 36 to over 50 days. Many of our shorter-term securities matured in July. Instead of repurchasing similar securities, we reinvested the proceeds in attractively priced one-year notes. We also purchased some floating-rate securities with yields that reset daily and weekly based on traditional money market indices including the Prime lending rate, the Federal Funds rate, and the LIBOR Index.+ Reduced demand for these securities from bond mutual funds and other sources made their prices very attractive. As the annual period progressed, their yields rose, buoying the Fund's income stream along the way.

        Going forward, we believe that the Fund's conservative strategy, emphasis on traditional, high quality municipal money market instruments, and diversified portfolio should enable us to maintain the stability we have provided thus far. Of course, we will continue to monitor the economy, interest rates, and the Congressional flat-tax proposals carefully in order to anticipate any need for change in our investment strategy.

                                  Sincerely,


                                  John F. Flahive
                                  Portfolio Manager

November 15, 1995
New York, N.Y.

* Some income may be subject to the Federal Alternative Minimun Tax (AMT) for certain shareholders.
** Effective yield is based upon dividends declared daily and reinvested monthly.
+ The London Interbank Offered Rate ("LIBOR") is "the rate that most creditworthy international banks dealing in Eurodollars charge each other for large loans." -- John Downes and Jordan Elliot Goodman, Dictionary of Finance and Investment Terms (New York: Barron's, 1985) s.v.

Dreyfus Municipal Reserves
----------------------------------------------------------------------------
Statement of Investments                                    October 31, 1995

                                                                                        Principal
Tax Exempt Investments--100%                                                              Amount              Value
-------------------------------------------------------------------------             ------------        -----------
Alabama--1.4%
Columbia Industrial Development Board, PCR, Refunding, VRDN
    3.25% (Corporate Guaranty; Alabama Power) (a)........................             $  3,000,000        $  3,000,000

Alaska--1.7%
Alaska Housing Finance Corporation, VRDN 3.90%, Series A
    (LOC: Credit Suisse, Swiss Bank Corp. and Westdeutche Landesbank) (a,b)              3,000,000           3,000,000
Anchorage, Higher Education Revenue, Refunding, VRDN
    (Alaska Pacific University)
    3.90% (LOC; First National Bank-Tyiokobe) (a,b)......................                  200,000             200,000
Sitka, School Improvement Project, VRDN 4% (LOC; Sumitomo Bank) (a,b)....                  500,000             500,000

Arizona--3.2%
Cochise County Pollution Control Corporation, SWDR
    (Arizona Electric Power Co-Op Inc. Project)
    3.80%, 3/1/96 (LOC; Cooperative Finance Co.) (b).....................                1,000,000           1,000,000
Mesa Municipal Development Corporation, Special Tax, CP
    3.75%, 11/29/95 (LOC; Union Bank of Switzerland) (b).................                2,000,000           2,000,000
Pima Industrial Development Authority, VRDN (Tuscon Electric)
    4%, Series A (LOC; Bank of America) (a,b)............................                3,000,000           3,000,000
Pinal County Industrial Development Authority, PCR, VRDN
    (Magma Copper Co. Project) 3.95% (LOC; Banque Nationale de Paris) (a,b)              1,000,000           1,000,000

Arkansas--.1%
Arkansas Hospital Equipment Finance Authority,
    Hospital Equipment Revenue, VRDN 3.90% (LOC; Credit Suisse) (a,b)....                  195,000             195,000

California--6.6%
Anaheim Housing Authority, MFHR, VRDN (Bel Page Project)
    3.80%, Series A (LOC; FNMA) (a,b)....................................                  300,000             300,000
California Health Facilities Financing Authority, Revenue, VRDN:
    (Pooled Loan Program) 3.70%, Series B (Insured; FGIC) (a)............                  200,000             200,000
    Refunding (Memorial Health Services) 3.70% (a).......................                1,300,000           1,300,000
California Pollution Control Financing Authority, RRR, VRDN
    (Southdown Incorporate) 3.95% (LOC; Societe Generale) (a,b)..........                1,000,000           1,000,000
City of Concord, MFMR, VRDN (Crossroads)
    3.70%, Series B (LOC; FNMA) (a,b)....................................                  200,000             200,000
Contra Costa Transportation Authority, Sales Tax Revenue, VRDN
    3.75%, Series A (Insured; FGIC) (a)..................................                  300,000             300,000
City of Glendale, Reliance Development Revenue, VRDN (Public Parking)
    3.90% (LOC; Barclays Bank) (a,b).....................................                  900,000             900,000
Irvine Ranch Water District, District Numbers 140-240-105-250, VRDN
    3.95% (LOC; Bank of America) (a,b)...................................                3,200,000           3,200,000
City of Los Angeles, MFHR, VRDN (Masselin Manor)
    3.65% (LOC; Bank of America) (a,b)...................................                  100,000             100,000
Los Angeles County Community Development Commission, COP, VRDN
    (Willowbrook Project) 3.80% (LOC; Wells Fargo Bank) (a,b)............                1,400,000           1,400,000


Dreyfus Municipal Reserves
----------------------------------------------------------------------------
Statement of Investments (continued)                        October 31, 1995

                                                                                        Principal
Tax Exempt Investments (continued)                                                        Amount              Value
-------------------------------------------------------------------------             ------------        -----------

California (continued)
Los Angeles Regional Airports Improvement Corporation, Lease Revenue,
    VRDN (American Airlines-Los Angeles International Airport)
    4%, Series B (LOC; Wachovia Bank of Georgia) (a,b)...................             $  1,100,000        $  1,100,000
Moorpark, MFHR, Refunding, VRDN (Le Club Apartments)
    3.70%, Series A (LOC; Citibank) (a,b)................................                  500,000             500,000
Orange County, TRAN 4.50%, Series A, 6/30/96.............................                2,000,000           2,000,000
Rincon Del Diablo Municipal Water District, COP, Revenue
    (Rincon Public Facility Corp.) 4%, 11/1/95 (LOC; Fuji Bank) (b)......                1,200,000           1,200,000
San Diego Housing Authority, MFHR, VRDN (Market Street Square Project)
    4%, Series G (LOC; Barclays Bank) (a,b)..............................                1,035,000           1,035,000

Colorado--2.3%
Arapahoe County, IDR, VRDN (CSX Beckett Aviation)
    3.81% (LOC; Barclays Bank) (a,b).....................................                  700,000             700,000
Colorado Health Facilities Authority, Revenue:
    Health Care Systems (Sisters of Charity-Sunny Acre)
      3.75%, 5/1/96 (Insured; MBIA and SBPA; Morgan Guaranty Trust Co.)..                1,000,000           1,000,000
    VRDN (North Colorado Medical Center)
      3.90% (BPA; Credit Suisse and Insured; MBIA) (a)...................                  200,000             200,000
Fort Collins, Prerefunded 7.35%, 12/1/95 (Escrowed in; U.S. Treasuries)..                1,000,000           1,027,936
Lakewood, IDR, VRDN (Service Merchandise Co. Project)
    3.80% (LOC; Industrial Bank of Japan) (a,b)..........................                  200,000             200,000
South Devner Metropolitan District, Revenue
    3.55%, 12/1/95 (LOC; Barclays Bank) (b)..............................                2,000,000           2,000,000

Connecticut--.3%
Fairfield Industrial Development Authority, IDR, VRDN
    (R. Dakin and Co. Project) 3.75% (LOC; Bank of America) (a,b)........                  600,000             600,000

Delaware--2.5%
Delaware Economic Development Authority, Revenue, VRDN
    (Delmarva Power and Light Co. Project):
      Exempt Facility 4.05%, Series A
          (Corporate Guaranty; Delmarva Power and Light Co.) (a).........                  600,000             600,000
      Gas Facility 4.05%
          (Corporate Guaranty; Delmarva Power and Light Co.) (a).........                3,400,000           3,400,000
New Castle County, PCR, VRDN (Johnson Controls Inc.)
    4.20% (Corporate Guaranty; Johnson Controls Inc.) (a)................                  300,000             300,000
Wilmington, HR, VRDN (Franciscan Health Systems):
    4%, Series A (LOC; Toronto Dominion Bank) (a,b)......................                  800,000             800,000
    4%, Series B (LOC; Societe Generale) (a,b)...........................                  500,000             500,000

Florida--5.3%
Florida Housing Finance Agency, Residential Mortgage, Revenue
    4.25%, 12/15/95 (BPA; Citibank)......................................                5,300,000           5,300,000
Hillsborough County Port District, Special Purpose Revenue, Refunding,
    VRDN (IMC Fertilizer) 3.875% (LOC; Rabobank Nederland) (a,b).........                2,100,000           2,100,000


Dreyfus Municipal Reserves
----------------------------------------------------------------------------
Statement of Investments (continued)                        October 31, 1995

                                                                                        Principal
Tax Exempt Investments (continued)                                                        Amount              Value
-------------------------------------------------------------------------             ------------        -----------
Florida (continued)
Putnam County Development Authority, PCR:
    (Seminole Electric Co-Op) 4.25%, Series D, 12/15/95
      (Corporate Guaranty; National Rural Utility Co-Op).................             $  1,300,000        $  1,300,000
    VRDN (Seminole Electric):
      3.95%, Series H-1 (Corporate Guaranty; Cooperative Finance Co.) (a)                1,150,000           1,150,000
      3.95%, Series H-2 (Corporate Guaranty; Cooperative Finance Co.) (a)                  350,000             350,000
West Orange Memorial Hospital, Tax District Revenue, CP
    3.50%, Series A-1, 11/9/95 (LOC; Rabobank Nederland) (b).............                1,500,000           1,500,000

Georgia--4.4%
Burke County Development Authority, PCR, VRDN
    (Georgia Power Co. Project-Vogtle) 3.95% (a).........................                1,000,000           1,000,000
Cobb County Development Authority, Revenue, VRDN
    (Nuclear Power Inc. Project) 3.95% (LOC; Trust Co. Bank) (a,b).......                1,770,000           1,770,000
Fulton County, TAN, CP (General Fund) 4.75%, 12/29/95....................                3,000,000           3,002,759
Fulton County Development Authority, Industrial Revenue, VRDN
    3.90% (LOC; National Westminster Bank) (a,b).........................                1,900,000           1,900,000
Hart County Industrial Building Authority, IDR, Refunding, VRDN
    (Dundee Mills Inc. Project) 4.10% (LOC; Trust Co. Bank) (a,b)........                2,000,000           2,000,000

Hawaii--2.1%
State of Hawaii, Airports Systems Revenue, Refunding (Second Series)
    5%, 7/1/96 (Insured; MBIA)...........................................                1,000,000           1,005,469
Hawaii Department of Budget and Finance, Special Purpose Mortgage Revenue
    (Kaiser Permanente Medical Care) 3.75%, Series B, 3/1/96.............                2,700,000           2,700,000
Second Market Services Corporation, Student Loan Revenue, Refunding, VRDN
    3.90%, Series II (LOC; National Westminster Bank) (a,b)..............                1,000,000           1,000,000

Idaho--1.4%
Idaho Health Facilities Authority, Revenue, VRDN
    (Saint Luke's Regional Medical Center Project)
    3.95% (LOC; Credit Suisse) (a,b).....................................                3,075,000           3,075,000

Illinois--17.8%
Alsip, IDR, VRDN (Ardco Inc. Project)
    4.19% (LOC; Harris Trust and Savings Bank) (a,b).....................                1,675,000           1,675,000
Burbank, IDR, VRDN (Service Merchandise Co. Inc.)
    3.80% (LOC; Canadian Imperial Bank of Commerce) (a,b)................                  400,000             400,000
City of Chicago:
    GO, VRDN 3.90%, Series B (LOC; Canadian Imperial Bank of Commerce) (a,b)             1,000,000           1,000,000
    Tender Notes 3.75%, 10/31/96 (LOC; Morgan Guaranty Trust Co.) (b)....                1,000,000           1,000,000
Chicago O'Hare International Airport, Revenue (General Airport Second Lien)
    3.80%, Series B, 1/1/96 (LOC; Westpac Banking Corporation) (b).......                  800,000             800,000
Illinois Development Finance Authority, VRDN:
    IDR:
      (Columbia Graphics Corporation Project)
          4.10% (LOC; Harris Trust and Savings Bank) (a,b)...............                1,300,000           1,300,000
      (Overton Gear and Tool Corp.)
          4.10% (LOC; Harris Trust and Savings Bank) (a,b)...............                2,100,000           2,100,000


Dreyfus Municipal Reserves
----------------------------------------------------------------------------
Statement of Investments (continued)                        October 31, 1995

                                                                                        Principal
Tax Exempt Investments (continued)                                                        Amount              Value
-------------------------------------------------------------------------             ------------        -----------
Illinois (continued)
Illinois Development Finance Authority, VRDN (continued):
    Revenue:
      (Aurora Central Catholic High School)
          3.95% (LOC; Northern Trust Co.) (a,b)..........................             $  1,000,000        $  1,000,000
      (Council Jewish Ederly) 3.90% (LOC; Lasalle National Bank) (a,b)...                2,200,000           2,200,000
      (Lyric Opera Chicago Project) 3.90% (LOC: Harris Trust and Savings
Bank,
          National Bank of Detroit and Northern Trust Co.) (a,b).........                1,100,000           1,100,000
      (Residention Rental-F.C. Harris Pavilion Project)
          3.90% (LOC; FNMA) (a,b)........................................                3,500,000           3,500,000
      (Saint Paul's House Project) 3.85% (LOC; Lasalle National Bank) (a,b)              1,625,000           1,625,000
      (WBEZ Alliance Inc. Project) 3.95% (LOC; Lasalle National Bank) (a,b)              1,000,000           1,000,000
Illinois Educational Facilities Authority, Revenues, VRDN:
    (Aurora University) 3.95% (LOC; Harris Trust and Savings Bank) (a,b).                  500,000             500,000
    (Chicago Historical Society) 3.80% (LOC; Northern Trust Co.) (a,b)...                3,400,000           3,400,000
    (Newberry Library) 3.90% (LOC; Northern Trust Co.) (a,b).............                  615,000             615,000
Illinois Health Facilities Authority, Revenue:
    CP (Alexian Brothers Medical Center) 3.80%, Series B, 11/6/95
      (Insured; MBIA and SBPA; Morgan Guaranty Trust Co.)................                2,570,000           2,570,000
    VRDN:
      (Condell Memorial Hospital) 3.80% (LOC; Bank of Tokyo) (a,b).......                  400,000             400,000
      (Evangelical Hospitals Corp.) 3.75% (LOC; Barclays Bank) (a,b).....                2,060,000           2,060,000
      (Palos Community Hospital) 3.85%, Series B (LOC; ABN-Amro Bank) (a,b)              1,530,000           1,530,000
City of Lockport, IDR, VRDN (Panduit Corp. Project)
    3.95% (LOC; Commerzbank) (a,b).......................................                3,200,000           3,200,000
City of Naperville, IDR, VRDN (Service Merchandise Co.) 3.80% (a)........                2,000,000           2,000,000
City of New Lenox, IDR, VRDN (Panduit Corporation Project)
    3.95% (LOC; Commerzbank) (a,b).......................................                1,300,000           1,300,000
City of Northbrook, IDR, Refunding, VRDN (Euromarket Designs Inc.)
    3.95% (LOC; Harris Trust and Savings Bank) (a,b).....................                  100,000             100,000
City of Zion, Revenue, VRDN (H & M Enterprises LLC Project)
    4.35%, Series A (LOC; Federal Home Loan Banks) (a,b).................                3,050,000           3,050,000

Indiana--2.7%
City of Auburn, EDR, VRDN (RJ Tower Corp. Project)
    4.25% (LOC; Comerica Bank) (a,b).....................................                  425,000             425,000
Indiana Development Finance Authority, Exempt Facility Revenue, VRDN
    (Mid America Project) 4.10% (LOC; Union Bank of Switzerland) (a,b)...                2,000,000           2,000,000
Indiana Hospital Equipment Financing Authority, Revenue, VRDN
    3.90% (Insured; MBIA and SBPA; The Bank of New York) (a).............                2,600,000           2,600,000
Purdue University, University Revenue, VRDN (Student Fee)
    3.80%, Series E (a)..................................................                1,000,000           1,000,000

Iowa--.9%
Iowa Municipalities Workers Compensation Association,
    Self Insurance Funding Revenue
    4.10%, 7/1/96 (LOC; Dai-Ichi Kangyo Bank) (b)........................               2,000,000            2,000,000


Dreyfus Municipal Reserves
----------------------------------------------------------------------------
Statement of Investments (continued)                        October 31, 1995

                                                                                        Principal
Tax Exempt Investments (continued)                                                        Amount              Value
-------------------------------------------------------------------------             ------------        -----------
Kansas--.3%
City of Wamego, PCR, VRDN (Missouri Public Service Co. Project)
    3.90% (LOC; Credit Suisse) (a,b).....................................              $   700,000        $    700,000

Kentucky--1.9%
City of Hopkinsville, IDR, VRDN (American Precision Machinery)
    4% (LOC; Mitsubishi Bank) (a,b)......................................                2,250,000           2,250,000
Kentucky Economic Development Finance Authority, VRDN (Sisters of Charity)
    4% (a)...............................................................                  400,000             400,000
Pendelton County, Self Insurance Funding Revenue
    (Kentucky Association Community) 4%, 7/1/96 (LOC; PNC Bank) (b)......                1,500,000           1,500,000

Louisiana--.6%
East Baton Rouge Parish, PCR, Refunding, VRDN (Rhone-Poulenc Inc. Project)
    4% (LOC; Banque Nationale de Paris) (a,b)............................                  100,000             100,000
Plaquemines, Port, Harbor and Terminal District, Port Facilities Revenue
    (International Marine Terminal Project)
    4.50%, Series B, 3/15/96 (LOC; Morgan Guaranty Trust Co.) (b)........                1,250,000           1,250,000

Maine--.7%
State of Maine, Notes 4.10%, 2/1/96......................................                1,500,000           1,500,920

Maryland--1.8%
State of Maryland, Revenue (First Series) 6.50%, 3/1/96..................                4,000,000           4,037,427

Massachusetts--1.1%
Town of Adams, BAN 4.04%, 6/14/96........................................                  500,000             500,000
Commonwealth of Massachusetts, VRDN
    3.80%, Series E (LOC; ABN-Amro Bank) (a,b)...........................                1,000,000           1,000,000
Massachusetts Health and Educational Facilities Authority, Revenue, VRDN
    (Harvard University) 3.70%, Series I (a).............................                1,000,000           1,000,000

Michigan--.7%
Michigan Underground Storage Tank Final Assurance Authority, Revenue, VRDN
    3.90%, Series I (LOC; Canadian Imperial Bank of Commerce) (a,b)......                1,500,000           1,500,000

Minnesota--3.2%
Saint Cloud, Hospital Facilities Revenue, VRDN (Saint Cloud Hospital)
    3.90%, Series A (LOC; Kredietbank) (a,b).............................                3,100,000           3,100,000
Southern Minnesota Municipal Power Agency, Power Supply Systems Revenue
    7.125%, Series C, 1/1/96 (Escrowed in; U.S. Treasuries)..............                3,800,000           3,896,762

Mississippi--1.9%
Jackson County, IDR, VRDN (McCarthy-Holman Co. Project)
    3.95% (LOC; Barclays Bank) (a,b).....................................                  300,000             300,000
Jackson Water Systems, Revenue, Refunding
    3.60%, 2/1/96 (Corporate Guaranty; Chevron USA Inc.).................                4,000,000           4,000,000


Dreyfus Municipal Reserves
----------------------------------------------------------------------------
Statement of Investments (continued)                        October 31, 1995

                                                                                        Principal
Tax Exempt Investments (continued)                                                        Amount              Value
-------------------------------------------------------------------------             ------------        -----------
Missouri--2.4%
Kansas City Industrial Development Authority, MFHR, VRDN
    (Timberline Village Apartments Project) 4% (LOC; Bank of America) (a,b)           $  1,300,000        $  1,300,000
Missouri Health and Educational Facilities Authority,
    Health Facilities Revenue, VRDN (Barnes Hospital Project)
    3.90% (LOC; Morgan Guaranty Trust Co.) (a,b).........................                2,000,000           2,000,000
Saint Charles County Industrial Development Authority, Industrial Revenue,
    Refunding, VRDN (Cedar Ridge Apartments)
    3.95%, Series A (LOC; Bank One) (a,b)................................                2,045,000           2,045,000

Montana--.1%
Butte-Silver Bow, PCR, VRDN (Rhone-Poulenc Inc. Project):
    3.90% (LOC; Banque Nationale de Paris) (a,b).........................                  105,000             105,000
    Refunding 3.90% (LOC; Banque Paribas) (a,b)..........................                  100,000             100,000

Nevada--.4%
Clark County, IDR, VRDN (Nevada Power Co. Project)
    3.90% (LOC; Barclays Bank) (a,b).....................................                1,000,000           1,000,000

New Hampshire--.7%
New Hampshire Higher Educational and Health Facilities Authority, Revenue
    (Dartmouth Educational Loan Corp.) 4.10%, 6/1/96.....................                1,630,000           1,630,000

New Jersey--.4%
Newark, Healthcare Facility Revenue, VRDN (New Community Facility)
    3.90%, Series A (Collateralized in; GNMA and Insured; FHA) (a).......                1,000,000           1,000,000

New York--1.6%
Broome County Industrial Development Agency, IDR, Refunding, VRDN
    (Bing Realty Project) 3.75% (LOC; Meridian Bancorp Inc.) (a,b).......                  250,000             250,000
New York City Municipal Water Finance Authority, CP
    3.75%, 11/9/95 (LOC; Canadian Imperial Bank of Commerce) (b).........                2,000,000           2,000,000
New York State Energy, Research and Development Authority, PCR, Refunding,
    VRDN (New York State Electric and Gas)
    3.70%, Series C (LOC; Morgan Guaranty Trust Co.)(a,b)................                  600,000             600,000
New York State Local Government Assistance Corporation, VRDN
    3.80%, Series F (LOC; Toronto-Dominion Bank) (a,b)...................                  700,000             700,000

North Carolina--.5%
Halifax County Industrial Facilities and Pollution Control Financing
Authority,
    Exempt Facilities Revenue, VRDN (Westmoreland)
    4.10% (LOC; Credit Suisse) (a,b).....................................                1,200,000           1,200,000

North Dakota--.4%
Mercer County, PCR, VRDN (United Power-National Rural)
    3.95%, Series C (LOC; Charter Finance Corporation) (a,b).............                  850,000             850,000

Oregon--.5%
Multnomah County School District Number 15, Notes 4.75%, 5/30/96.........                1,000,000           1,005,863


Dreyfus Municipal Reserves
----------------------------------------------------------------------------
Statement of Investments (continued)                        October 31, 1995

                                                                                        Principal
Tax Exempt Investments (continued)                                                        Amount              Value
-------------------------------------------------------------------------             ------------        -----------
Pennsylvania--5.9%
Allegheny County Industrial Development Authority, Revenue, CP (Duquesne)
    3.75%, Series A, 11/30/95 (LOC; Canadian Imperial Bank of Commerce) (b)           $  3,500,000       $   3,500,000
Bucks County Industrial Development Authority, Revenue, VRDN
    (SHV Real Estate Inc.) 3.85% (LOC; ABN-Amro Bank) (a,b)..............                  200,000             200,000
Chartiers Valley, Industrial and Commercial Development Revenue, VRDN
    (William Penn Place Project) 4% (LOC; PNC Bank) (a,b)................                1,100,000           1,100,000
Chester County Industrial Development Authority, IDR, VRDN
    (Keystone Foods Corporation) 3.85% (LOC; Bank of Scotland) (a,b).....                1,700,000           1,700,000
Jeanette Health Service Authority, HR, VRDN
    (Jeanette District Memorial Hospital Project)
    4.15% (LOC; PNC Bank) (a,b)..........................................                  600,000             600,000
Lehigh County Industrial Development Authority, PCR, VRDN
    (Allegheny Electric Corp.) 3.90% (LOC; Rabobank Nederland) (a,b).....                  120,000             120,000
Moon Industrial Development Authority, IDR, VRDN
    (Executive Office Association Project) 4% (LOC; PNC Bank) (a,b)......                1,250,000           1,250,000
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue, VRDN
    4% (LOC; Student Loan Marketing Association) (a,b)...................                2,300,000           2,300,000
Schuylkill County Industrial Development Authority, Revenue, VRDN
    (Pine Grove Landfill Inc.) 4.10% (LOC; Meridian Bancorp) (a,b).......                  300,000             300,000
Upper Allegheny Joint Sanitation Authority, Electric Revenue
    (Allegheny Valley North)
    4.50%, Series C, 1/15/96 (Escrowed in; U.S. Treasuries)..............                1,550,000           1,550,000
Washington County Industrial Development Authority, IDR, Refunding, VRDN
    (Wetterau Finance Co. Project) 4% (LOC; PNC Bank) (a,b)..............                  500,000             500,000

South Carolina--3.2%
Lexington County, Industrial Revenue, Prerefunded, VRDN
    (Safety-Kleen Corporation Project)
    4% (LOC; Union Bank of Switzerland) (a,b)............................                  400,000             400,000
South Carolina Public Service Authority,
    Electric Revenue and Electric Systems Revenue, Prerefunded
    7.875%, 1/1/96 (Escrowed in U.S. Treasuries).........................                  415,000             425,999
City of Walhalla, Revenue, Refunding, VRDN (Avondale Mills Inc. Project)
    3.95% (LOC; Trust Co. Bank) (a,b)....................................                1,600,000           1,600,000
York County, PCR (North Carolina Electric Project):
    3.75%, Series N-5, 3/15/96 (LOC; Cooperative Finance Co.) (b)........                1,965,000           1,965,000
    VRDN 3.95%, Series N-2 (LOC; Cooperative Finance Co.) (a,b)..........                2,800,000           2,800,000

Tennessee--.2%
Knox County Industrial Development Board, Industrial Revenue, VRDN
    (Service Merchandise Co.) 3.80% (LOC; Industrial Bank of Japan) (a,b)                  400,000             400,000

Texas--9.8%
Birdville Independent School District, Revenue
    7.50%, 2/15/96 (Guaranteed by; Texas Public School)..................                  400,000             403,399
Dallas-Fort Worth International Airport Facility Improvement Corporation,
    Revenue, CP 3.55%, 11/1/95 (LOC; National Westminster Bank) (b)......                1,020,000           1,020,000


Dreyfus Municipal Reserves
----------------------------------------------------------------------------
Statement of Investments (continued)                        October 31, 1995

                                                                                        Principal
Tax Exempt Investments (continued)                                                        Amount              Value
-------------------------------------------------------------------------             ------------        -----------
Texas (continued)
Dallas Industrial Development Corporation, IDR, VRDN
    (Sealed Power Corp.) 3.75% (LOC; National Bank of Detroit) (a,b).....             $  1,100,000        $  1,100,000
Grapevine Industrial Development Corporation, Revenue, VRDN
    (Multiple Mode-American Airlines):
      4%, Series A-4 (LOC; Sanwa Bank) (a,b).............................                1,300,000           1,300,000
      4%, Series B-1 (LOC; Sanwa Bank) (a,b).............................                  400,000             400,000
Gulf Coast Waste Disposal Authority, Water Pollution Control,
    Contract Revenue (Amoco Oil-Amoco Chemicals)
    6%, 1/15/96 (Corporate Guaranty; Amoco Credit).......................                2,640,000           2,641,316
Lower Colorado River Authority, Revenue, CP
    3.70%, Series D, 11/9/95 (LOC; Morgan Guaranty Trust Co.) (b)........                1,000,000           1,000,000
Lubbock Health Facilities Development Corporation, HR (Methodist Hospital)
    5.80%, 12/1/95 (Insured; MBIA).......................................                1,000,000           1,001,025
North Central Health Facility Development Corporation, HR, VRDN
    (Presbyterian Medical Center) 4%, Series D (Insured; MBIA) (a).......                  200,000             200,000
North Texas Higher Education Authority, Student Loan Revenue, VRDN
    4% (Insured; AMBAC) (a)..............................................                1,300,000           1,300,000
Nueces County Health Facilities Development Corporation, Revenue, VRDN
    (Driscoll Foundation Children) 3.95% (LOC; Bank One) (a,b)...........                2,395,000           2,395,000
Rockwall Industrial Development Corporation, IDR, VRDN
    (Columbia Extrusion Corporation)
    4.20% (LOC; U.S. National Bank of Oregon) (a,b)......................                1,000,000           1,000,000
San Antonio, Sewer Revenue, Prerefunded
    7.25%, 5/1/96 (Escrowed in; U.S. Treasuries).........................                2,000,000           2,074,643
State of Texas, TRAN 4.75%, Series A, 8/30/96............................                2,500,000           2,513,360
Texas Public Finance Authority, Revenue, GO, CP
    3.75%, Series A, 11/2/95 (Guaranteed by; State of Texas).............                1,000,000           1,000,000
Tyler Health Facilities Development Corporation, HR, CP
    (East Texas Medical Center Regional Health)
    3.90%, Series C, 12/8/95 (LOC; Banque Paribas) (b)...................                2,300,000           2,300,000

Utah--3.5%
Intermountain Power Agency, Utah Power Supply Revenue, Prerefunded
    7.073%, Series F, 7/1/96 (Escrowed in U.S. Treasuries)...............                1,700,000           1,769,779
State of Utah, Board of Regents, Student Loan Revenue, VRDN:
    3.90%, Series B (Insured; AMBAC) (a).................................                  200,000             200,000
    4%, Series C (Insured; AMBAC) (a)....................................                  300,000             300,000
Washington County School District, TAN (Saint George) 4.375%, 1/31/96....                2,250,000           2,252,704
City of West Jordan, TRAN 4%, 6/28/96....................................                3,255,000           3,255,000

Washington--1.1%
State of Washington, Revenue 5.50%, Series C, 7/1/96.....................                1,000,000           1,010,634
Washington State Health Care Facilities Authority, Revenue, VRDN
    (Fred Hutchinson Cancer):
      4%, Series A (LOC; Morgan Guaranty Trust Co.) (a,b)................                  805,000             805,000
      4%, Series B (LOC; Morgan Guaranty Trust Co.) (a,b)................                  595,000             595,000


Dreyfus Municipal Reserves
----------------------------------------------------------------------------
Statement of Investments (continued)                        October 31, 1995

                                                                                        Principal
Tax Exempt Investments (continued)                                                        Amount              Value
-------------------------------------------------------------------------             ------------        -----------
West Virginia--1.6%
Putnam County, IDR, VRDN (FMC Corp.)
    3.90% (LOC; Union Bank of Switzerland) (a,b).........................             $    700,000       $     700,000
West Virginia Public Energy Authority, Energy Revenue, CP
    (Morgantown Association Project)
    3.65%, 11/6/95 (LOC; Swiss Bank Corp.) (b)...........................                2,800,000           2,800,000

Wisconsin--2.7%
City of Wisconsin, Promisory Notes, Revenue 4.80%, Series A, 2/15/96.....                1,000,000           1,003,085
City of Platteville, IDR, VRDN (Woodward Communications Project)
    4.10% (LOC; Harris Trust and Savings Bank) (a,b).....................                2,950,000           2,950,000
Wisconsin Health and Educational Facilities Authority, Revenue, CP
    (Alexian Village Milwaukee Inc.)
    3.50%, Series A, 11/8/95 (LOC; Sumitomo Bank) (b)....................                1,300,000           1,300,000
Wisconsin Health Facilities Authority, Revenue, VRDN
    (Franciscan Health Care)
    3.80%, Series A-1 (LOC; Toronto-Dominion Bank) (a,b).................                  765,000             765,000

Wyoming--.1%
Green River, Revenue, VRDN (Rhone-Poulenc)
    4.15% (LOC; Societe Generale) (a,b)..................................                  300,000             300,000
                                                                                                          ------------
TOTAL INVESTMENTS (cost $221,748,080)....................................                                 $221,748,080
                                                                                                          ------------
                                                                                                          ------------

Summary of Abbreviations
------------------------------------------------------------------------------------------------------------
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
BAN           Bond Anticipation Notes                            MBIA    Municipal Bond Investors Assurance
BPA           Bond Purchase Agreeement                                         Insurance Association
COP           Certificate of Participation                       MFHR    Multi-Family Housing Revenue
CP            Commercial Paper                                   MFMR    Multi-Family Mortgage Revenue
EDR           Economic Development Revenue                       PCR     Pollution Control Revenue
FGIC          Financial Guaranty Insurance Company               RRR     Resources Recovery Revenue
FHA           Federal Housing Administration                     SBPA    Standby Bond Purchase Agreeement
FNMA          Federal National Mortgage Association              SWDR    Solid Waste Disposal Revenue
GNMA          Government National Mortgage Association           TAN     Tax Anticipation Notes
GO            General Obligation                                 TRAN    Tax and Revenue Anticipation Notes
HR            Hospital Revenue                                   VRDN    Variable Rate Demand Notes
IDR           Industrial Development Revenue


Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------------------------------------------
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
---------                          ---------                      --------------------    -----------------------
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              80.5%
F2                                 VMIG2/MIG2, P2                 SP2, A2                            0.5%
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                        14.9%
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      4.1%
                                                                                                   ------
                                                                                                   100.0%
                                                                                                   ------
                                                                                                   ------

Dreyfus Municipal Reserves
--------------------------------------------------------------------------
Statement of Investments (continued)                      October 31, 1995

Notes to Statement of Investments:
-------------------------------------------------------------------------
(a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(b) Secured by letters of credit. At October 31, 1995, 63.4% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, government agencies and brokerage firms.
(c) Fitch currently provides creditworthiness information for a limited amount of investments.
(d) P1 and A1 are the highest ratings assigned tax-exempt commercial paper by Moody's and Standard & Poor's, respectively.
(e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
(f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Fund's Board of Directors to be of comparable quality to those rated securities in which the Fund may invest.

                  See notes to financial statements.

Dreyfus Municipal Reserves
--------------------------------------------------------------------------
Statement of Assets and Liabilities                      October 31, 1995

ASSETS:
    Investments in securities, at value (cost $221,748,080)--see Statement
      of Investments                                                                                       $221,748,080
    Cash....................................................................                                  2,290,216
    Interest receivable.....................................................                                  1,532,757
                                                                                                           ------------
                                                                                                            225,571,053
LIABILITIES:
    Due to The Dreyfus Corporation-Note 2(a)................................                $  160,160
    Payable for investment securities purchased.............................                 2,000,000
    Dividends payable.......................................................                   255,196
    Directors' fees payable-Note 2 (c)......................................                    19,146        2,434,502
                                                                                            ----------     ------------
NET ASSETS..................................................................                               $223,136,551
                                                                                                           ------------
                                                                                                           ------------

REPRESENTEDBY:
    Paid-in capital.........................................................                               $223,138,979
    Accumulated distributions in excess of investment income-net............                                     (1,575)
    Accumulated net realized (loss) on investments .........................                                       (853)
                                                                                                           ------------
NET ASSETS at value.........................................................                               $223,136,551
                                                                                                           ------------
                                                                                                           ------------
NET ASSET VALUE, offering and redemption price per share:

    Investor Shares
      (1 billion shares of $.001 par value Capital Stock authorized)
      ($17,763,991 / 17,764,150 shares of Capital Stock outstanding)........                                      $1.00
                                                                                                                  -----
                                                                                                                  -----
    Class R Shares
      (1 billion shares of $.001 par value Capital Stock authorized)
      ($205,372,560 / 205,374,226 shares of Capital Stock outstanding)......                                      $1.00
                                                                                                                  -----
                                                                                                                  -----

                  See notes to financial statements.

Dreyfus Municipal Reserves
--------------------------------------------------------------------------
Statement of Operations                       Year ended October 31, 1995

INVESTMENT INCOME:
    Interest Income.........................................................                               $ 8,734,012

    Expenses:
      Investment management fee-Note 2(a)...................................                $1,074,708
      Distribution fee (Investor shares)-Note 2(b)..........................                    40,029
      Directors' fees and expenses-Note 2(c)................................                    39,012
                                                                                            ----------
          Total Expenses....................................................                                   1,153,749
                                                                                                              ----------

INVESTMENT INCOME--NET ......................................................                                  7,580,263
NET REALIZED (LOSS) ON INVESTMENTS...........................................                                       (853)
                                                                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................                                 $7,579,410
                                                                                                              ----------
                                                                                                              ----------

                  See notes to financial statements.

Dreyfus Municipal Reserves
--------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Year Ended October 31,
                                                                                       ------------------------------
                                                                                           1995              1994*
                                                                                       ------------      ------------

OPERATIONS:
    Investment income--net...............................................              $  7,580,263      $  4,859,332
    Net realized (loss) on investments...................................                      (853)           --
      Net Increase In Net Assets Resulting From Operations...............                 7,579,410         4,859,332
                                                                                       ------------      ------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Investor Shares....................................................                  (665,686)          (10,965)
      Class R Shares.....................................................                (6,913,817)       (4,850,099)
                                                                                       ------------      ------------
        Total Dividends..................................................                (7,579,503)       (4,861,064)
                                                                                       ------------      ------------
CAPITAL STOCK TRANSACTIONS ($1.00 per share)*:
    Net proceeds from shares sold:
      Investor Shares....................................................                13,061,878         1,304,565
      Class R Shares.....................................................               744,180,112       639,468,498
    Issued in exchange for shares of Dreyfus/Laurel Tax Free Money Fund:
      Investor Shares....................................................                21,402,629           --
      Class R Shares.....................................................                17,563,875           --
    Dividends reinvested:
      Investor Shares....................................................                   582,123             9,953
      Class R Shares.....................................................                 2,258,237         1,778,576
    Cost of shares redeemed:
      Investor Shares....................................................               (18,443,197)         (153,801)
      Class R Shares.....................................................              (763,734,703)     (623,970,062)
                                                                                       ------------      ------------
      Increase In Net Assets From Capital Stock Transactions.............                16,870,954        18,437,729
                                                                                       ------------      ------------
        Total Increase In Net Assets.....................................                16,870,861        18,435,997
NET ASSETS:
    Beginning of year....................................................               206,265,690       187,829,693
                                                                                       ------------      ------------
    End of year (including distributions in excess of investment income-net:
      $1,575 and $2,335, respectively)...................................              $223,136,551      $206,265,690
                                                                                       ------------      ------------
                                                                                       ------------      ------------

---------------
* The Fund commenced selling Investor shares on April 20, 1994. Any shares outstanding prior to April 4, 1994 were designated as Class R shares of the Fund.

                See notes to financial statements.

Dreyfus Municipal Reserves
------------------------------------------------------------------------
Financial Highlights

    Contained below is per share performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                         Investor Shares                             Class R Shares
                                       --------------------      -----------------------------------------------------------
                                           Year Ended
                                           October 31,                             Year Ended October 31,
                                       --------------------      -----------------------------------------------------------
PER SHARE DATA:                          1995      1994(1)(2)     1995        1994(1)(2)     1993        1992          1991
                                       -------      -------      -------      -------      -------      -------      -------
    Net asset value, beginning
      of year..................        $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                       -------      -------      -------      -------      -------      -------      -------
    Investment Operations;
    Investment income--net.....          .0323        .0113        .0343        .0228(3)     .0208        .0291        .0291
                                       -------      -------      -------      -------      -------      -------      -------
    Distributions;
    Dividends from investment
      income--net..............         (.0323)      (.0122)      (.0343)      (.0228)      (.0208)      (.0291)      (.0291)
                                       -------      -------      -------      -------      -------      -------      -------
    Net asset value, end of year       $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                       -------      -------      -------      -------      -------      -------      -------
                                       -------      -------      -------      -------      -------      -------      -------

TOTAL INVESTMENT RETURN.........          3.28%        1.23%        3.48%        2.29%        2.10%        2.94%        2.94%

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
      net assets...............            .70%         .70%(4)      .50%         .51%(5)      .50%(6)      .50%(6)      .50%(6)
    Ratio of net investment income
      to average net assets               3.33%        2.11%(4)     3.41%        2.30%        2.08%        2.90%        2.90%
    Net Assets, end of year
      (000's Omitted)..........        $17,764       $1,161     $205,373     $205,105     $187,830     $184,719     $184,719

(1) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(2) The Fund commenced selling Investor shares on April 20, 1994. Those shares outstanding prior to April 4, 1994 were redesignated as Trust shares. Effective October 17, 1994, the Fund's Trust shares were reclassified as Class R shares.
(3) Net investment income before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was $0.0218.
(4) Annualized.
(5) Annualized expense ratio before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was 0.61%.
(6) For the years ended October 31, 1993, 1992 and 1991, the investment adviser reimbursed expenses of the fund amounting to $.0024, $.0029 and $.0036 per share, respectively.

                       See notes to financial statements.

Dreyfus Municipal Reserves
----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus Municipal Reserves (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    On August 1, 1995, the Fund's Directors approved a change to the Fund's name, effective June 9, 1995, from "Dreyfus/Laurel Tax Exempt Money Market Fund" to "Dreyfus Municipal Reserves."

    The Fund is currently authorized to issue two classes of shares: Investor shares and Class R shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.

          Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

    (a) Portfolio Valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

    It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.

    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

    (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the

Dreyfus Municipal Reserves
----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    (d) Distributions to Shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

    (e) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

    The Fund has an unused capital loss carryover of approximately $853 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1995.

    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and other Transactions with Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

    (b) Distribution Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and

Dreyfus Municipal Reserves
----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. For the year ended October 31, 1995, the distribution fee for the Investor shares was $40,029.

       Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

       (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., the Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Reorganization:

     On November 7, 1994, Dreyfus Municipal Reserves, acquired the assets and certain liabilities of the Dreyfus/Laurel Tax-Free Money Fund, in exchange for shares of Dreyfus Municipal Reserves, pursuant to a plan of reorganization approved by Dreyfus/Laurel Tax-Free Money Fund shareholders on May 20, 1994. Total shares issued by Dreyfus Municipal Reserves and the total net assets of Dreyfus/Laurel Tax-Free Money Fund acquired are set forth in the Statement of Changes in Net Assets.

Dreyfus Municipal Reserves
----------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Dreyfus Municipal Reserves of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus Municipal Reserves of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                        KPMG Peat Marwick LLP


Pittsburgh, Pennsylvania
December 15, 1995

Dreyfus Municipal Reserves
----------------------------------------------------------------------------
Important Tax Information (Unaudited)

    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income--net during the fiscal year ended October 31, 1995 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

Dreyfus Municipal Reserves
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258

Transfer Agent &
Dividend Disbursing Agent
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940


Further information is contained in the Prospectus, which must precede or accompany this report.


Printed in U.S.A.                       324/724AR9510